SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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ALPINE 4 TECHNOLOGIES LTD.
(Name of the Registrant as Specified In Its Charter)
N/A
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ALPINE 4 TECHNOLOGIES LTD.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
 TO BE HELD DECEMBER 11, 2018
_____________________________________________
TO OUR STOCKHOLDERS:
NOTICE IS HEREBY GIVEN that the 2018 Annual Meeting (the "Annual Meeting") of Stockholders of Alpine 4 Technologies Ltd., a Delaware corporation (the "Company"), will be held on December 11, 2018, at 10:00 a.m. Mountain Standard Time at the Company's principal executive offices, located at 2525 E Arizona Biltmore Circle, Suite 237, Phoenix AZ 85016, for the following purposes, as more fully described in the proxy statement (the "Proxy Statement") accompanying this notice (the "Notice"):
1.
To elect four Directors: Kent B. Wilson, Scott Edwards, Charles Winters, and Ian Kantrowitz, each to serve until the next annual meeting of the shareholders or until a successor has been elected and qualified;

2.	To ratify the appointment of Malone Bailey LLP to serve as our independent registered public accountants for the fiscal year ending December 31, 2018; and

3.	To transact such other business as may properly come before the Annual Meeting, or any postponement(s) or adjournment(s) thereof.

All stockholders of record at the close of business on October 15, 2018 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting and any adjournment(s) or postponement(s) thereof.
The Company's Board of Directors (the "Board") recommends that you vote in favor of the foregoing items of business, which are more fully described in the Proxy Statement accompanying this Notice.
We cordially invite all stockholders to attend the Annual Meeting in person. Whether or not you plan to attend, it is important that your shares are represented and voted at the Annual Meeting. As an alternative to voting in person at the Annual Meeting, you can vote your shares electronically over the Internet or by telephone, or if you receive a proxy card or a form of voting instructions in the mail, by mailing the completed proxy card or form of voting instructions. For detailed information regarding voting instructions, please refer to the section entitled "Voting Securities" beginning on page 2 of the Proxy Statement.
By Order of the Board of Directors

Phoenix, Arizona	/s/ Kent B. Wilson
October 19, 2018	Kent B. Wilson
Chief Executive Officer

PROXY STATEMENT
FOR THE 2018 ANNUAL MEETING OF STOCKHOLDERS
 DECEMBER 11, 2018
SOLICITATION, EXERCISE AND REVOCATION OF PROXIES
The accompanying proxy is solicited by and on behalf of the Board of Directors (the "Board") of Alpine 4 Technologies Ltd., a Delaware corporation (the "Company") to be voted at the 2018 Annual Meeting to be held at the Company's principal executive offices, located at 2525 E Arizona Biltmore Circle, Suite 237, Phoenix AZ 85016, on Tuesday, December 11, 2018, at 10:00 a.m. Mountain Standard Time, and any and all adjournment(s) or postponement(s) thereof. In addition to the original solicitation by mail or through the Internet, certain of the Company's officers, directors and employees (who will receive no compensation in addition to their regular salaries) may solicit proxies by telephone or in person. The Company has not specially engaged employees or solicitors for proxy solicitation purposes. All expenses of this solicitation, including the costs of preparing and mailing this Proxy Statement and the reimbursement of brokerage firms and other nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of Common Stock, will be borne by the Company. You may vote in person at the Annual Meeting, if you wish, even though you have previously mailed in your proxy or voted via telephone or the Internet, as set forth in more detail in this Proxy Statement. This Proxy Statement and the accompanying proxy are being made available to the Company's stockholders via the Internet on or about October 25, 2018, and are being filed with the Securities and Exchange Commission on or about such date. The proxy solicitation materials will also be first mailed on or about October 26, 2018, to all stockholders entitled to vote at the Annual Meeting.
Unless otherwise indicated, "Alpine 4," the "Company," "we," "us" and "our" shall refer to Alpine 4 Technologies Ltd.
The persons named as proxies, Kent B. Wilson and Charles Winters, were designated by the Board. All properly executed proxies will be voted (except to the extent that authority has been withheld) and where a choice has been specified by the stockholder as provided in the proxy it will be voted in accordance with the specifications so made. Proxies submitted without specification will be voted FOR the election of each of the four nominees to serve as directors on our Board listed in the Proxy Statement; and FOR the ratification of the appointment of Malone Bailey LLP to serve as our independent registered public accountants for the year ending December 31, 2018.
Any stockholder may revoke a proxy at any time before it is voted at the meeting by a proxy bearing a later date. A proxy may also be revoked by any stockholder delivering a written notice of revocation to the Secretary of the Company at 2525 E Arizona Biltmore Circle, Suite 237, Phoenix AZ 85016, Attn: Corporate Secretary, or by voting in person at the Annual Meeting.
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
Purpose
At the Annual Meeting, stockholders will be asked to elect four directors, to ratify the appointment of Malone Bailey LLP to serve as our independent registered public accountants for the year ending December 31, 2018, and to transact such other business as may properly come before the Annual Meeting. The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the preceding Notice and are described in more detail in this Proxy Statement.

Voting Securities
The holders of shares of our Class A and Class B common stock (collectively, the "Common Stock") are entitled to vote on all matters that properly come before the Annual Meeting.  The Class B Common Stock votes with our Class A Common Stock. As of the Record Date, we had 5,000,000 shares of Class B Common Stock outstanding. The holders of the outstanding Series B Preferred Stock will be entitled to a total of 50,000,000 votes on all matters properly brought before the Annual Meeting.
If, as of the Record Date, you are a registered holder (meaning that your shares of Common Stock are registered in our records as being held in your name), then you may vote on matters presented at the Annual Meeting in the following ways:
•	by proxy: you may complete the proxy card and mail it to the Company;

•	by Internet or telephone in accordance with the instructions in the proxy card; or

•	in person: you may attend the Annual Meeting and cast your vote there.

If, as of the Record Date, you are a beneficial owner whose shares of Common Stock are held in "street-name" by a bank, broker or other record holder, please refer to your voting instructions card and other materials forwarded by the record holder for information on how to instruct the record holder to vote on your behalf.
If you are a registered holder and vote by proxy, the individuals named on the enclosed proxy card will vote your shares of Class A or Class B Common Stock in the way that you indicate. When completing the proxy card, you may specify whether your shares of Class A or Class B Common Stock should be voted for or against or to abstain from voting on all, some or none of the matters presented at the Annual Meeting.
If you do not indicate how your shares of Common Stock should be voted on a matter, the shares of Common Stock represented by your properly submitted proxy will be voted as the Board recommends. If you choose to vote by mailing a proxy card, your proxy card must be filed with the Corporate Secretary prior to or at the commencement of the Annual Meeting.
Registered holders who vote by sending in a signed proxy will not be prevented from attending the Annual Meeting and voting in person. You have the right to revoke a proxy at any time before it is exercised by (a) executing and returning a later dated proxy, (b) giving written notice of revocation to the Company's Corporate Secretary at 2525 E Arizona Biltmore Circle, Suite 237, Phoenix AZ 85016, or (c) attending the Annual Meeting and voting in person.  In order to attend the Annual Meeting and vote in person, a beneficial holder whose shares are held in "street name" by a bank, broker or other record holder must follow the instructions provided by the record holder for voting in person at the Annual Meeting. The beneficial holder also must obtain from the record holder and present at the Annual Meeting a written proxy allowing the beneficial holder to vote the shares of Common Stock in person.
IT IS IMPORTANT THAT PROXIES BE SUBMITTED PROMPTLY. THEREFORE, STOCKHOLDERS ARE REQUESTED TO SIGN, DATE AND RETURN THE PROXY CARD, OR SUBMIT THEIR VOTE VIA TELEPHONE OR THE INTERNET, AS SOON AS POSSIBLE, WHETHER OR NOT THEY EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON.
If you receive more than one proxy card because your shares are registered in different names or at different addresses, please provide voting instructions for all proxy cards you receive so that all of your shares of Common Stock will be represented at the Annual Meeting. The Company is delivering Proxy Statements and Annual Reports to those stockholders who have requested physical delivery of the Proxy Statement and related materials and who are sharing an address unless it receives contrary instructions from one or more of the stockholders. If you are a stockholder residing at a shared address and would like to request an additional copy of the Proxy Statement or Annual Report now or with respect to future mailings (or to request to receive only one copy of the Proxy Statement or Annual Report if you are currently receiving multiple copies), please send your request to the Company, Attn: Corporate Secretary at the address noted above or call us at 855-777-0077 ext 801.

Record Date, Quorum and Voting Requirements
Record Date
To be able to vote, you must have been a stockholder as of the Record Date, October 15, 2018. As of the Record Date, we had 26,134,077 shares of Class A common stock,  par value $0.0001, issued and outstanding and 5,000,000 shares of Class B common stock, par value par value $0.0001,  issued and outstanding.  Each share of Class A Common Stock is entitled to one (1) vote, and each share of Class B Common Stock is entitled to ten (10) votes.
Quorum
For business to be conducted at the Annual Meeting, a quorum must be present. The presence at the Annual Meeting, either in person or by proxy, of holders of shares of the Company's Class A and Class B Common Stock entitled to vote and representing at least a majority of the Company's outstanding voting power will constitute a quorum for the transaction of business. Accordingly, shares representing at least 13,067,039 Class A votes and 2,500,001 Class B votes must be present in person or by proxy at the Annual Meeting. Abstentions will be counted for the purpose of determining whether a quorum is present for the transaction of business. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.
Required Vote
For purposes of the quorum and the discussion below regarding the vote necessary to take stockholder action, stockholders of record who are present at the Annual Meeting in person or by proxy and who vote for or against, abstain or withhold their vote from a matter are considered stockholders who are present and entitled to vote and count toward the quorum. The effect of proxies marked "withheld" as to any director nominee or "abstain" as to a particular proposal is discussed under each respective proposal below.
Proposal One: Election of Directors. Our directors will be elected by a plurality of votes cast at the Annual Meeting.  This means that the four nominees for director who receive the most votes will be elected.  Only votes "for" or "against" affect the outcome. Abstentions are not counted for the purposes of election of directors. Should any nominee(s) become unavailable to serve before the Annual Meeting, the proxies will be voted by the proxy holders for such other person(s) as may be designated by our Board or for such lesser number of nominees as may be prescribed by the Board. Votes cast for the election of any nominee who has become unavailable will be disregarded.
Proposal Two: Ratification of Malone Bailey LLP as our Independent Registered Public Accountants. Ratification of Malone Bailey requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.
Other Matters. For each other matter brought before the stockholders at the Annual Meeting for a vote, the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting is required for approval. If you are present at the Annual Meeting but do not vote on any of these proposals, or if you have given a proxy and abstain on any of these proposals, this will have the same effect as if you voted against the proposal. If there are broker non-votes on the issue, the shares not voted will have no effect on the outcome of the proposal.
Revocability of Proxies
Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, located at 2525 E Arizona Biltmore Circle, Suite 237, Phoenix AZ 85016, Attn: Corporate Secretary, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

Stockholder Proposals for 2019 Annual Meeting of Stockholders
Any stockholder desiring to submit a proposal for action at the 2019 annual meeting of stockholders and presentation in the Company's proxy statement with respect to such meeting should arrange for such proposal to be delivered to the Company's offices, 2525 E Arizona Biltmore Circle, Suite 237, Phoenix AZ 85016.  The deadline for submittal of stockholder proposals for the next regularly scheduled annual meeting will be not less than 120 calendar days before the date of the company's proxy statement released to shareholders in connection with the previous year's annual meeting.  A shareholder proposal submitted outside the processes of SEC Regulation Section 240.14a−8 will be considered untimely if received at the principal offices of the Company on or after 45 days prior to the Company's release of its proxy statement to shareholders.
Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by the Securities Exchange Act of 1934, as amended (the "Exchange Act"), Rules and Regulations of the Securities and Exchange Commission and other laws and regulations to which interested persons should refer.
Additionally, under Rule 14a-4, as promulgated under the Exchange Act, if a stockholder fails to notify the Company of a proposal at least 45 days prior to the month and day of mailing of the prior year's proxy statement, then the Company will be allowed to use its discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in the proxy statement.
PROPOSAL 1
ELECTION OF DIRECTORS
Our board of directors currently consists of four directors.  As of the date of this Proxy Statement, our directors were Kent B. Wilson, Charles Winters, Scott Edwards, and Ian Kantrowitz.  Management has nominated Kent B. Wilson, Charles Winters, Scott Edwards, and Ian Kantrowitz to serve as the Directors.  The term of the Directors who are elected at the Annual Meeting will expire at the next annual meeting of our stockholders, or at such time as their successors are elected and qualified.
It is intended that shares represented by the proxies will be voted FOR the election to the Board of the persons named below unless authority to vote for nominees has been withheld in the proxy. Proxies marked "withheld" as to one or more of the nominees will result in the respective nominees receiving fewer votes. However, the number of votes otherwise received by the nominee will not be reduced by such action. Although each of the persons named below has consented to serve as a director if elected and the Board has no reason to believe that any of the nominees named below will be unable to serve as a director, if any nominee withdraws or otherwise becomes unavailable to serve, the persons named as proxies will vote for any substitute nominee designated by the Board.
The following lists the three nominees for election as directors at the Annual Meeting and the four directors of our Company whose term of office will continue after the Annual Meeting, and includes as to each person how long such person has been a director of our company, such person's professional background, other public company directorships and other factors considered in the determination that such person possesses the requisite qualifications and skills to serve as a member of our Board. The number of shares of our Class A and Class B Common Stock beneficially owned by each director, as of October 15, 2018, the Record Date, is set forth in this proxy statement under the caption "Beneficial Ownership of Securities."

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES NAMED BELOW.
Nominees for Election as Directors
As of the date of this Proxy Statement, the officers and directors of Alpine 4 were the following:

Name	Age	Board Member/Position
Kent B. Wilson	46	Director
Charles Winters	41	Chairman of the Board
Scott Edwards	63	Director
Ian Kantrowitz	37	Director

Biographical Information for Kent B. Wilson

Mr. Wilson serves as the Chief Executive Officer, Chief Financial Officer, and Secretary for the Company. Before being named CEO/President in June 2014, Mr. Wilson was the Chief Financial Officer of United Petroleum, Inc and was responsible for all of the company's financial and reporting operations, including end-to-end management of company's supply chain, and financial support systems.  In prior years he also served as the Chief Executive Officer of Crystal Technologies, Ltd a technology company serving both the automotive industry and the insurance industry.  Kent played a key and critical role in the development and deployment of a strategic web-based insurance platform for automobile dealerships.

Mr. Wilson earned his MBA from Northcentral University and considers himself a "University of Arizona Wildcat". He also spent 4 years studying at the University of Arizona before earning his undergraduate degree in Management from the University of Phoenix.

Mr. Wilson also serves on the Board of Directors for Restoration Ministries dba Crossroads Youth Intervention a faith based organization dedicated to helping at risk children of the working poor in downtown Phoenix.

Biographical Information for Charles Winters

Mr. Winters is an automotive executive with over 10 years of automotive dealership experience.  He is also a principal in several automotive dealerships and repair shops throughout the southwest.  Mr. Winters holds a Bachelor's Degree in Economics from Auburn University.

Biographical Information for Scott Edwards

Mr. Edwards is automotive sales and marketing executive with over 19 years of experience in the automotive industry.  He currently represents a large national automotive franchise distributorship and has extensive knowledge of the inner workings of the retail and wholesale automotive market.

Biographical Information for Ian Kantrowitz

As Director of Investor Relations, Mr. Kantrowitz is accountable for creating and presenting a consistently applied investment message to our shareholders and the investment community on behalf of Alpine 4. Furthermore, he is responsible for monitoring and presenting management with the opinions of the investment community regarding the company's performance.

Prior to joining the Alpine 4 team, Mr. Kantrowitz was a project manager for two major homebuilders in Phoenix, AZ, Continental Homes and Engle Homes.  Mr. Kantrowitz has also been actively involved in the automotive industry where his in-depth knowledge of the auto industry lends a valuable perspective to our in house product, 6thsenseauto. Additionally, he was a top performing banker for Wells Fargo Bank, ranked number 5 in the country.

Board Meeting and Attendance
During fiscal year 2018, our Board held three (3) meetings in person or by telephone. Members of our Board were provided with information between Board meetings regarding the Company's operations and were consulted on an informal basis with respect to pending business.  Each director attended all of the Board meetings and the meetings held by all committees of our Board on which such director served during the year.
Director Independence

Alpine 4 is not required by any outside organization (such as a stock exchange or trading facility) to have independent directors.

Board Leadership Structure
We have chosen to split the roles of Chairman of the Board and Chief Executive Officer. Mr. Wilson serves as Chief Executive Officer while Mr. Winters is currently the non-executive Chairman of the Board. The Board believes that this structure is appropriate for the Company and provides the appropriate level of independent oversight necessary to ensure that the Board meets its fiduciary obligations to our stockholders, that the interests of management and our stockholders are properly aligned, and that we establish and follow sound business practices and strategies that are in the best interests of our stockholders.
Board's Role in Risk Management
The Board provides oversight with respect to our management of risk, both as a whole and through its standing committees. The Board typically reviews and discusses with management at each of its regular quarterly meetings, information presented by management relating to our operational results and outlook, including information regarding risks related to our business and operations, as well as risks associated with the markets we serve. At least annually, the Board reviews and discusses an overall risk assessment conducted by management and the strategies and actions developed and implemented by management to monitor, control and mitigate such risks.
The Board of Directors does not have a separate Audit Committee or Compensation Committee, and as such, the Board of Directors as a whole performs the functions of an audit committee.  The Board also provides risk oversight, focusing in particular on financial and credit risk. The Board oversees the management of such risks, generally as part of its responsibilities related to the review of our financial results and our internal control over financial reporting, and specifically in connection with its consideration of particular actions being contemplated by us, such as financing activities. The Board, acting as a compensation committee, has responsibility for overseeing the management of risk related to our compensation policies and practices. The Board considers risks associated with our business in developing compensation policies and the components of our executive compensation program, and periodically reviews and discusses assessments conducted by management with respect to risk that may arise from our compensation policies and practices for all employees.
Committees of the Board
As noted above, the Board of Directors does not presently have any committees.  The Board anticipates forming an Audit Committee, a Compensation Committee, and a Nominating Committee, or committees performing similar functions, as operations develop. None of the Directors qualifies as an audit committee financial expert.
Nomination of Directors
Nominees for the Board at the Annual Meeting were recommended by our Board of Directors. In identifying potential nominees, the Board took into account such factors as it deemed appropriate, including the current composition of the Board, the range of talents, experiences and skills that would best complement those that are already represented on the Board, the balance of management, director independence, and the need for specialized expertise.
The Board seeks to identify director nominees through a combination of referrals, including referrals provided by management, existing members of the Board and our stockholders, and direct solicitations, where warranted. Referrals of director nominees should be sent to the Board of Directors, c/o Chief Executive Officer, Alpine 4 Technologies Ltd., 2525 E Arizona Biltmore Circle, Suite 237, Phoenix, AZ 85016. All referrals will be compiled by the Chief Executive Officer and forwarded to the Board for their review and consideration. At a minimum, a recommendation should include the individual's name, current and past business experience, professional affiliations, age, stock ownership in the Company, particular business qualifications, and such other information as the stockholder deems relevant to assist the Board in considering the individual's potential service as a director.

Communications with the Board
Stockholders may communicate with the Board or any individual director by sending written communications addressed to the Board, or to the individual member of the Board, c/o Chief Executive Officer, Alpine 4 Technologies Ltd., 2525 E Arizona Biltmore Circle, Suite 237, Phoenix, AZ 85016.  All communications are compiled by the Chief Executive Officer and forwarded to the Board or the individual director(s) accordingly.
Code of Ethics
 During the year ended December 15, 2015, the Board of Directors adopted a Code of Business Conduct that applies to the Board of Directors and to all employees of the Company, which includes our principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions.  The Company has provided a copy of the Company's Code of Business on the Company's website at: http://www.alpine4.com/#!code-of-conduct/c1bnw. (Please note: information contained on the Company's website does not constitute part of this Proxy Statement.)
Director Attendance at Annual Meetings
Directors are encouraged to attend annual meetings of stockholders.
EXECUTIVE OFFICERS
Our current executive officers are as follows:

Name	Age	Officer/Position
Kent B. Wilson	46	President, Chief Executive Officer, Chief Financial Officer
Jeffrey Hail	55	Sr. Vice President

Biographical information for Mr. Wilson is included above.

Biographical Information for David Schmitt

Mr. Hail is the Sr. Vice President (SVP) of Alpine 4 Technologies, Ltd. Raised and educated in Scottsdale, Arizona, Mr. Hail earned his Bachelors of Science degree in Operations and Production Management from the W.P. Carey School of Business at Arizona State University.  Mr. Hail's professional experience has been both in the government and private sectors.  With respect to his government service, he has a background as a Buyer/Contract Officer with the Arizona Department of Transportation, where he was responsible for writing, awarding, and administering highway services contracts.

In the private sector, Mr. Hail experienced success by starting several different companies and building them to be the leaders in their niche sectors from both electronics manufacturing to e-commerce.  As a result, he brings a broad-based experience level with the operational aspects of running a business.

All officers serve at the discretion of the Board.

Family Relationships
There are no family relationships among any of our directors and executive officers.

EXECUTIVE COMPENSATION

The following table sets forth information concerning the annual compensation awarded to, earned by, or paid to the named executive officers for all services rendered in all capacities to us and our subsidiaries for the years ended December 31, 2017 and 2016:

Name and principal position	Year	Salary	Bonus	Stock awards	Option awards	Nonequity incentive plan compensation	Nonqualified deferred compensation earnings	All other compensation	Total
		($)	($)	($)	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Kent Wilson, Chief Executive Officer(Principal Executive Officer)	2016	120,000	0	$0	0	0	0	$7,000	$127,000
2017		200,000	0	$0	0	0	0	$0	$200,000
David Schmitt, Chief Financial Officer	2016	$31,538	$0	$680,000	0	0	0	$0	$711,538
2017		$150,000	$0	$0	$324,414	0	0	$0	$474,414
Jef Hail, Senior VP	2016	$0	$0	$0	0	0	0	$0	$548,241
2017		$120,000	$0	$0	$0	0	0	$0	$120,000

Outstanding Equity Awards

Mr. Schmitt was granted 400,000 options on April 7, 2017 with a vesting period of 4 years and an exercise price of $0.90.  The options had a fair value of $311,563 on the date of grant as calculated under ASC 718.  Of the options included in this grant, 350,000 forfeited as of December 31, 2017.  Mr. Schmitt was also granted 100,000 options on July 31, 2017 with a vesting period of 4 years and an exercise price of $0.13.  The options had a fair value of $12,850 on the date of grant as calculated under ASC 718.  Of the options included in this grant, 93,750 forfeited as of December 31, 2017.

Director Compensation

The following table sets forth the amounts paid to the Company's directors for their service as directors of the Company.  Please note: the compensation of Mr. Wilson, who is also an executive officer of the Company, is set forth above.

	Fees earned or paid in cash	Stock awards	Option awards	Non-equity incentive plan compensation	Nonqualified deferred compensation earnings	All other compensation	Total
Name	($)	($)	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Ian Kantrowitz	$0	0	$0	$0	$0	$0	$0
Kent Wilson	$0	0	$0	$0	$0	$0	$0
Charles Winters	$0	0	$0	$0	$0	$0	$0
Scott Edwards	$0	0	$0	$0	$0	$0	$0

BENEFICIAL OWNERSHIP OF SECURITIES
Principal Holders of Voting Securities

The following table sets forth certain information regarding beneficial ownership of Alpine 4 common stock as of October 15, 2018, (i) by each person (or group of affiliated persons) who owns beneficially more than five percent of the outstanding shares of common stock, (ii) by each director and executive officer of Alpine 4, and (iii) by all of the directors and executive officers of Alpine 4 as a group.  The percentages are based on the following figures:

-	26,134,077 shares of Alpine 4 Class A common stock outstanding as of October 15, 2018; and
-	5,000,000 shares of Alpine 4 Class B common stock outstanding as of October 15, 2018.

Except as otherwise noted, the persons named in the table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.

Name and Address of beneficial owner (1)	Amount of beneficial ownership of Class A Common Stock	Amount of beneficial ownership of Class B Common Stock	Percentage of Class A Common Stock (2)	Percentage of Class B Common Stock	Voting Power (3)

Kent B. Wilson, Chief Executive Officer, Director(4)	2,401,689	1,850,000	9.19%	37.0%	31.94%
Scott Edwards, Director (5)	252,000	350,000	0.96%	12.5%	4.93%
Charles Winters, Director (6)	709,800	700,000	2.72%	12.5%	10.13%
Ian Kantrowitz, Director (7)	847,371	700,000	3.24%	12.5%	10.31%
Richard Evans	3,270,000	0	12.51%	0%	4.30%
All Officers and Directors As a Group (5 persons)	4,210,860	3,600,000	16.11%	72.0%	52.82%

(1)	Except as otherwise indicated, the address of the stockholder is: Alpine 4 Technologies Ltd., 2525 E Arizona Biltmore Circle, Suite 237, Phoenix AZ 85016.
(2)	The percentages listed in the table are based on 26,134,077 shares of Alpine 4 Class A common stock outstanding as of October 15, 2018.
(3)
The Voting Power column includes the effect of shares of Class B common stock held by the named individuals, as indicated in the footnotes below. Each share of Class B common stock has 10 votes.  The total voting power for each person is also explained in the footnotes below.

(4)
Mr. Wilson owned as of the Record Date 2,401,689 shares of Class A common stock, and 1,850,000 shares of Class B common stock, which represents an aggregate of 20,901,689 votes, or approximately 27.45% of the voting power.

(5)
Mr. Edwards owned as of the Record Date 252,000 shares of Class A Common Stock.  Additionally, Mr. Edwards owned 350,000 shares of Alpine 4 Class B Common Stock which together with the Class A Common Stock will represent an aggregate of 3,752,000 votes, or approximately 4.93% of the voting power.

(6)
Mr. Winters owned as of the Record Date 709,800 shares of Class A Common Stock.  Additionally, Mr. Winters owns 700,000 shares of Alpine 4 Class B Common Stock which together with the Class A Common Stock will represent an aggregate of 7,709,800 votes, or approximately 10.13% of the voting power.

(7)
Mr. Kantrowitz owned as of the Record Date 847,371 shares of Class A Common Stock.  Additionally, Mr. Kantrowitz owned 700,000 shares of Alpine 4 Class B Common Stock which together with the Class A Common Stock will represent an aggregate of 7,847,371 votes, or approximately 10.31% of the voting power.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires our directors and executive officers and persons who beneficially own more than ten percent of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities. Officers, directors and greater than ten percent beneficial shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To the best of our knowledge based solely on a review of Forms 3, 4, and 5 (and any amendments thereof) received by us during or with respect to the year ended December 31, 2017, the following persons failed to file, on a timely basis, the identified reports required by Section 16(a) of the Exchange Act during fiscal year ended December 31, 2017:

Name and Principal Position	Number of Late Reports	Transactions not Reported in Timely Manner	Known Failures to File a Required Form
Kent Wilson, CEO, CFO, Director	0	0	None
Charles Winters, Director	1	1	None
Scott Edwards, Director	1	1	None
Ian Kantrowitz, Director	0	0	None
David Schmitt, CFO	2	1	None

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
On December 12th, 2016, Kendra Schmitt, the spouse of David Schmitt, the Company's former CFO, loaned $100,000 to the Company, in exchange for which the Company issued a promissory note with the following terms: Term: less than 1 year at 36% per annum interest.

LEGAL PROCEEDINGS.

Kevin Cannon et al. v. Alpine 4 Technologies Ltd., Jeff Hail, et al, Arizona Superior Court, Maricopa County, Cas No. CV2017-055699.  On October 4, 2017, Kevin Cannon and Michelle Hanby, individually and on behalf of It's a Date LLC and Brake Plus NWA, Inc., filed a lawsuit in the Arizona Superior Court, Maricopa County, against the Company and several other defendants, including Jeff Hail, the Company's Sr. Vice President. The claim against the Company alleges tortious interference of contract by the Company. The Company brought a motion to dismiss the Complaint for failure to state a claim on which relief could be granted. The Court permitted the plaintiffs to amend their complaint, which they did. The Company has filed another motion dismiss the Complaint for failure to state a claim on which relief could be granted, which was denied by the Court. As of the date of this Report, , the Company had served discovery requests on the Plaintiffs, and the Plaintiffs had responded, but no discovery requests have been served on the Company, and no scheduling order has been entered. The Company disputes the claim against it and intends to defend vigorously against the lawsuit.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serves, or in the past has served, as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any entity that has one or more executive officers who serve as members of our board of directors. As described above under "Management and Board of Directors – Compensation Committee" we currently have no compensation committee. During the last completed fiscal year, Mr. Wilson participated in deliberations of our board of directors concerning executive officer compensation.

Compensation Committee Report

As noted, we do not have a Compensation Committee. The Board of Directors has reviewed and discussed the executive compensation, as disclosed above, with management.  Based on this review and those discussions, the Board of Directors recommended that the executive compensation be included in this proxy statement.   The members of the Board of Directors conducting this review and making this recommendation are Mr. Wilson, Mr. Edwards, Mr. Winters, and Mr. Kantrowitz.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
The Board has appointed Malone Bailey LLP ("Malone Bailey"), independent registered public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 2018.
As reported in the Company's Current Report on Form 8-K filed with the SEC on December 16, 2015, the Company dismissed its prior independent registered public accounting firm, Anton & Chia, LLP, and engaged Malone Bailey.  The change in audit firms was reported in a Current Report on Form 8-K.
THE BOARD RECOMMENDS A VOTE "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF MALONE BAILEY LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2018.
FEES PAID TO OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Set below are aggregate fees billed by Malone Bailey for professional services rendered for the year ended December 31, 2016 and 2017.

Audit Fees

The fees for the audit and review services billed and to be billed by Malone Bailey for the period from January 1, 2016, to December 31, 2016, were $89,384.

The fees for the audit and review services billed and to be billed by Malone Bailey for the period from January 1, 2017, to December 31, 2017, were $107,643.

Audit Related Fees

The fees for the audit related services billed and to be billed by Malone Bailey for the period from January 1, 2016, to December 31, 2016, were $51,139.

The fees for the audit related services billed and to be billed by Malone Bailey for the period from January 1, 2017, to December 31, 2017, were $0.

Tax Fees

The fees for the tax related services billed and to be billed by Malone Bailey for the period from January 1, 2016, to December 31, 2016, were $0.

The fees for the tax related services billed and to be billed by Malone Bailey for the period from January 1, 2017, to December 31, 2017, were $0.

Board Pre-Approval Policies and Procedures

Our Board's policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm in accordance with applicable SEC rules. The Board of Directors generally pre-approves particular services or categories of services on a case-by-case basis. The independent registered public accounting firm and management periodically report to the Board regarding the extent of services provided by the independent registered public accounting firm in accordance with these pre-approvals, and the fees for the services performed to date.

We do not expect representatives of Malone Bailey LLP to be present at the Annual Meeting.

ANNUAL REPORT
The Company's Annual Report on Form 10-K, including financial statements, for the fiscal year ended December 31, 2017, accompanies this Proxy Statement or is available via the Internet at www.sec.gov.
IN ADDITION, THE COMPANY WILL PROVIDE WITHOUT CHARGE, AT THE WRITTEN REQUEST OF ANY BENEFICIAL OWNER OF SHARES ENTITLED TO VOTE AT THE ANNUAL MEETING OF STOCKHOLDERS, A COPY (WITHOUT EXHIBITS) OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED DECEMBER 31, 2017. REQUESTS SHOULD BE MAILED TO THE SECRETARY, ALPINE 4 TECHNOLOGIES LTD., 2525 E ARIZONA BILTMORE CIRCLE, SUITE 237, PHOENIX, AZ 85016.

INTERNET AVAILABILITY OF PROXY MATERIALS

A COMPLETE SET OF PROXY MATERIALS RELATING TO OUR ANNUAL MEETING IS AVAILABLE ON THE INTERNET. THESE MATERIALS, CONSISTING OF THE NOTICE OF ANNUAL MEETING, PROXY STATEMENT, PROXY CARD AND ANNUAL REPORT TO STOCKHOLDERS, MAY BE VIEWED AT http://www.alpine4.com/sec-filings/. INFORMATION INCLUDED ON THE COMPANY'S WEBSITE, OTHER THAN THE MATERIALS RELATED TO THE ANNUAL MEETING, IS NOT PART OF THE PROXY SOLICITING MATERIALS.

OTHER MATTERS
As of the date of this proxy statement, the Board of Directors is not aware of any matters other than those set forth herein and in the Notice of Annual Meeting of Stockholders that will come before the meeting. Should any other matters arise requiring the vote of stockholders, it is intended that proxies will be voted in respect thereto in accordance with the best judgment of the person or persons voting the proxies.
Please return your proxy as soon as possible. Unless a quorum consisting of a majority of the outstanding shares entitled to vote is represented at the meeting, no business can be transacted. Therefore, please be sure to date and sign your proxy exactly as your name appears on your stock certificate and return it in the enclosed postage prepaid return envelope. Please act promptly to ensure that you will be represented at this important meeting.
By Order of the Board of Directors

ALPINE 4 TECHNOLOGIES LTD.
/s/ Kent B. Wilson
Kent B. Wilson
Chief Executive Officer

Phoenix, Arizona
October 19, 2018

ALPINE 4 TECHNOLOGIES LTD.
2525 E ARIZONA BILTMORE CIRCLE, SUITE 237
PHOENIX, AZ 85016

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby nominates, constitutes and appoints each of Kent B. Wilson and Charles Winters as the attorney, agent and proxy of the undersigned (the "Proxies"), with full power of substitution, to vote all stock of Alpine 4 Technologies Ltd., which the undersigned is entitled to represent and vote at the Annual Meeting of Stockholders of the Company to be held December 11, 2018, at 10:00 a.m. Mountain Standard Time at 2525 E Arizona Biltmore Circle, Suite 237, Phoenix, AZ 85016, and at any and all adjournments or postponements thereof, as fully as if the undersigned were present and voting at the meeting, as follows:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE DIRECTORS NAMED BELOW.

1. ELECTION OF DIRECTORS:

☐ FOR all nominees listed below (except as marked to the contrary below)	☐ WITHHOLD AUTHORITY To vote for all nominees listed below

Election of the following nominees as directors:  Kent B. Wilson, Charles Winters, Scott Edwards, Ian Kantrowitz

(Instructions:  To withhold authority to vote for any nominee, print that nominee's name in the space provided below.)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2.

2. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS:

☐ FOR	☐ AGAINST	☐ ABSTAIN

Ratification of the appointment of Malone Bailey LLP as the Company's independent auditors.

3.           In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1, PROPOSAL 2, AND PROPOSAL 3.

IMPORTANT – PLEASE SIGN, DATE AND RETURN PROMPTLY

DATED:
______________________________________, 2018

(Signature)
Please sign exactly as the name appears above. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in the partnership name by an authorized person
PLEASE SIGN THIS CARD AND RETURN PROMPTLY. IF YOUR ADDRESS IS INCORRECTLY SHOWN, PLEASE PRINT CHANGES. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.